EXHIBIT 10.23
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                               SUBSIDIARY GUARANTY

              THIS SUBSIDIARY GUARANTY (this "GUARANTY"), dated as of December 27, 2002, is executed by each of the undersigned (each such entity and each entity which hereafter executes and delivers a Subsidiary Joinder in substantially the form of Attachment 1 hereto to be referred to herein as a "SUBSIDIARY GUARANTOR"), in favor of (i) VANTAGEPOINT VENTURE PARTNERS III (Q), L.P., as administrative agent for itself and the other Guarantors which are or may become parties to the Reimbursement Agreement ("AGENT") and (ii) each of the Guarantors.

                                    RECITALS
                                    --------

         A. Reference is made to that certain Revolving Credit and Term Loan Agreement, dated as of December 13, 2002 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), by and between Fleet National Bank ("Lender") and DSL.net, Inc. ("BORROWER").

         B. It is a condition precedent to the extension of credit by Lender under the Credit Agreement that the Guarantors party to the Reimbursement Agreement enter into guaranties (as amended and in effect from time to time, the "CREDIT GUARANTIES" and each a "CREDIT GUARANTY") to guaranty certain of the obligations of Borrower to Lender under the Credit Agreement.

         C.   In order to induce Guarantors to enter into the Credit Guaranty:
(i) Borrower has agreed to enter into a Reimbursement Agreement, dated as of the date hereof (as amended and in effect from time to time, the "REIMBURSEMENT AGREEMENT") with the Guarantors and Agent, (ii) Borrower's subsidiaries party hereto have agreed to enter into this Guaranty to guaranty Borrower's obligations to Agent and Guarantors under the Reimbursement Agreement and (iii) Borrower and Subsidiary Guarantors have agreed to enter into a Security Agreement, dated as of the date hereof, to secure their respective obligations under the Reimbursement Agreement and this Guaranty.

         D. Each of the undersigned Subsidiary Guarantors is a subsidiary of Borrower and expects to derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

                                    AGREEMENT
                                    ---------

              NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Subsidiary Guarantor, each Guarantor and Agent hereby agree as follows:

1.       DEFINITIONS AND INTERPRETATION.
         -------------------------------

         (a) Definition. When used in this Guaranty, the following terms shall have the following respective meanings:

         "ADJUSTED MAXIMUM GUARANTY AMOUNT" shall mean, with respect to any Subsidiary Guarantor, the maximum liability of such Subsidiary Guarantor under this Guaranty, limited to the extent provided in Section 2(d) hereof (except that, for purposes of calculating the Adjusted Maximum Guaranty Amount of a
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Subsidiary Guarantor only, any assets or liabilities of such Subsidiary
Guarantor arising under Section 8 hereof shall be ignored).

         "AGENT" shall have the meaning given to that term in the introductory paragraph hereof.

         "AGGREGATE GUARANTY PAYMENTS" shall mean, with respect to any Subsidiary Guarantor at any time, the aggregate net amount of all payments made by such Subsidiary Guarantor under this Guaranty (including, without limitation, under Section 8 hereof) at or prior to such time.

         "BORROWER" shall have the meaning given to that term in Recital A hereof.

         "CLOSING DATE" shall mean the date of this Guaranty.

         "CREDIT AGREEMENT" shall have the meaning given to that term in Recital A hereof.

         "DISALLOWED POST-COMMENCEMENT INTEREST AND EXPENSES" shall mean interest computed at the rate provided in the Reimbursement Agreement and claims for reimbursement, costs, expenses or indemnities under the terms of any of the Operative Documents accruing or claimed at any time after the commencement of any Insolvency Proceeding, if the claim for such interest, reimbursement, costs, expenses or indemnities is not allowable, allowed or enforceable against Borrower in such Insolvency Proceeding.

         "EXEMPT SUBSIDIARY GUARANTOR" shall mean DSLnet Communications Puerto Rico, Inc. and DSLnet Communications VA, Inc.

         "FAIR SHARE" shall mean, with respect to any Subsidiary Guarantor at any time, an amount equal to (i) a fraction, the numerator of which is the Adjusted Maximum Guaranty Amount of such Subsidiary Guarantor and the denominator of which is the aggregate Adjusted Maximum Guaranty Amounts of all Subsidiary Guarantors, multiplied by (ii) the aggregate amount paid by all Funding Subsidiary Guarantors under this Guaranty at or prior to such time.

         "FAIR SHARE SHORTFALL" shall mean, with respect to any Subsidiary Guarantor at any time, the amount, if any, by which the Fair Share of such Subsidiary Guarantor at such time exceeds the Aggregate Guaranty Payments of such Subsidiary Guarantor at such time.

         "FUNDING SUBSIDIARY GUARANTOR" shall have the meaning given to that term in Section 8 hereof.

         "GUARANTEED OBLIGATIONS" shall mean the Obligations.

         "INSOLVENCY PROCEEDING" shall mean any case or proceeding under the United States Bankruptcy Code or any other similar law, rule or regulation of the United States or any jurisdiction or any other action or proceeding for the reorganization, liquidation, appointment of a receiver, rearrangement of debts, marshalling of assets or similar action relating to Borrower or any Subsidiary Guarantor, their respective creditors or any substantial part of their respective assets, whether or not any such case, proceeding or action is voluntary or involuntary.

         "OPERATIVE DOCUMENTS" shall have the meaning given to that term in the Reimbursement Agreement.

         "PERSON" shall mean and include an individual, a partnership, a corporation, a business trust, a joint stock company, a limited liability company, an unincorporated association or other entity and any domestic or

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foreign national, state or local government, any political subdivision thereof, and any department, agency, authority or bureau of any of the foregoing.

         "SOLVENT" shall mean, with respect to any Person on any date, that on such date (a) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, and (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature.

         "SUBORDINATED OBLIGATIONS" shall have the meaning given to that term in
Section 6 hereof.

         "SUBSIDIARY GUARANTOR" shall have the meaning given to that term in the introductory paragraph hereof.

         "SUBSIDIARY JOINDER" shall mean an agreement substantially in the form of Attachment 1 hereto.

         Unless otherwise defined herein, all other capitalized terms used herein and defined in the Reimbursement Agreement shall have the respective meanings given to those terms in the Reimbursement Agreement.

         (b) Other Interpretive Provisions. The rules of construction set forth in the Reimbursement Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference. Each Subsidiary Guarantor acknowledges receipt of copies of the Reimbursement Agreement and the other Operative Documents.

2.       GUARANTY.
         ---------

         (a) Payment Guaranty. Each Subsidiary Guarantor (jointly and severally with the other Subsidiary Guarantors) unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Insolvency Proceeding relating to Borrower is commenced, each Subsidiary Guarantor (jointly and severally with the other Subsidiary Guarantors) further unconditionally guarantees and promises to pay and perform, upon the demand of Agent, at the direction of Required Guarantors, any and all of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) in accordance with the terms of the Operative Documents, whether or not such obligations are then due and payable by Borrower and whether or not such obligations are modified, reduced or discharged in such Insolvency Proceeding. This Guaranty is a guaranty of payment and not of collection.

         (b) Continuing Guaranty. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid or until the Credit Guaranties are terminated. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from Agent, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

         (c) Independent Obligation. The liability of each Subsidiary Guarantor hereunder is independent of the Guaranteed Obligations and of the obligations of each other Subsidiary Guarantor hereunder, and a separate action or actions may be brought and prosecuted against each Subsidiary Guarantor irrespective of whether action is brought against Borrower, any other Subsidiary Guarantor or any other guarantor of the Guaranteed Obligations or whether Borrower, any other Subsidiary Guarantor or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

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         (d)  Fraudulent Transfer Limitation. If, in any action to enforce this
Guaranty, any court of competent jurisdiction determines that enforcement against any Subsidiary Guarantor for the full amount of the Guaranteed Obligations is not lawful under or would be subject to avoidance under Section 548 of the United States Bankruptcy Code or any applicable provision of any comparable law of any state or other jurisdiction, the liability of such Subsidiary Guarantor under this Guaranty shall be limited to the maximum amount lawful and not subject to such avoidance.

         (e) Termination. Notwithstanding any termination of this Guaranty in accordance with Section 6 hereof, this Guaranty shall continue to be in full force and effect and applicable to any Guaranteed Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required to be surrendered by Agent after receipt.

3. REPRESENTATIONS AND WARRANTIES. Each Subsidiary Guarantor makes the following representations and warranties to Agent and Guarantors:

         (a) Due Incorporation, Qualification, etc. Such Subsidiary Guarantor and its Subsidiaries (i) are duly organized, validly existing and in good standing under the laws of their state of incorporation or formation; (ii) have the power and authority to own, lease and operate their properties and carry on their business as now conducted; and (iii) are duly qualified, licensed to do business and in good standing as foreign corporations in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect.

         (b) Authority. The execution, delivery and performance by such Subsidiary Guarantor of each Operative Document to be executed by such Subsidiary Guarantor and the consummation of the transactions contemplated thereby (i) are within the power of such Subsidiary Guarantor and (ii) have been duly authorized by all necessary actions on the part of such Subsidiary Guarantor.

         (c) Enforceability. Each Operative Document executed, or to be executed, by such Subsidiary Guarantor has been, or will be, duly executed and delivered by such Subsidiary Guarantor and constitutes, or will constitute, a legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

         (d) Non-Contravention. The execution and delivery by such Subsidiary Guarantor of the Operative Documents executed by such Subsidiary Guarantor and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the certificate of incorporation or bylaws or comparable formation documents of such Subsidiary Guarantor or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Subsidiary Guarantor; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which such Subsidiary Guarantor is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of such Subsidiary Guarantor (other than any Lien arising under the Operative Documents) or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to such Subsidiary Guarantor, its business or operations, or any of its assets or properties.

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         (e)  Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Operative Documents executed by such Subsidiary Guarantor and the performance and consummation of the transactions contemplated thereby.

         (f) No Violation or Default. Neither such Subsidiary Guarantor nor such Subsidiary Guarantor's Subsidiaries is in violation of or in default with respect to (i) its certificate of incorporation or bylaws or comparable formation documents or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Person; (ii) any material mortgage, indenture, agreement, instrument or contract to which such Person is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a Material Adverse Effect. No default under this Guaranty has occurred and is continuing.

         (g) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of such Subsidiary Guarantor, threatened against such Subsidiary Guarantor or such Subsidiary Guarantor's Subsidiaries at law or in equity in any court or before any other governmental authority which if adversely determined (i) would (alone or in the aggregate) have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by such Subsidiary Guarantor of the Operative Documents or the transactions contemplated thereby.

         (h) Other Regulations. Neither such Subsidiary Guarantor nor its Subsidiaries is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or to any federal or state statute or regulation limiting its ability to incur Indebtedness.

         (i) Governmental Charges. Each of such Subsidiary Guarantor and its Subsidiaries has filed or caused to be filed all tax returns which are required to be filed by it. Such Subsidiary Guarantor and such Subsidiary Guarantor's Subsidiaries have paid, or made adequate reserves (determined in accordance with GAAP) for the payment of, all taxes and other levies, assessments, fees, claims or other charges imposed by any governmental authority which have or may have become due pursuant to said returns, except such taxes, levies, assessments, fees, claims or other charges, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which could not reasonably be expected to have a Material Adverse Effect if unpaid.

         (j) Subsidiaries, etc. Except as set forth in the Disclosure Schedule attached hereto (setting forth the jurisdiction of incorporation or formation, capital structure and percentage ownership of each shareholder), such Subsidiary Guarantor has no Subsidiaries, is not a partner in any partnership, a member of any limited liability company or a joint venturer in any joint venture.

         (k) Solvency, Etc. Such Subsidiary Guarantor (other than an Exempt Subsidiary Guarantor) is Solvent and, after the execution and delivery of the Operative Documents and the consummation of the transactions contemplated thereby, such Subsidiary Guarantor (other than an Exempt Subsidiary Guarantor) will be Solvent.

4. COVENANTS. Until all obligations of Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid, each Subsidiary Guarantor shall comply with the following covenants:

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         (a)  Financial Statements, Reports, Etc(i) . Such Subsidiary Guarantor
shall furnish to Agent such financial statements, certificates, opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of such Subsidiary Guarantor or its Subsidiaries, and compliance by Borrower and such Subsidiary Guarantor with the terms of the Operative Documents as Agent may from time to time reasonably request.

         (b) Inspections. Such Subsidiary Guarantor and its Subsidiaries shall permit any Person designated by Agent, upon reasonable prior notice and during normal business hours, to visit and inspect any of the properties and offices of such Subsidiary Guarantor and its Subsidiaries, to examine the books and records of such Subsidiary Guarantor and its Subsidiaries and make copies thereof and to discuss the affairs, finances and accounts of such Subsidiary Guarantor and its Subsidiaries with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as Agent may reasonably request.

         (c) Insurance. Such Subsidiary Guarantor and its Subsidiaries shall maintain the insurance required to be maintained under the Reimbursement Agreement.

         (d) Governmental Charges. To the extent failure to do so could reasonably be expected to have a Material Adverse Effect, such Subsidiary Guarantor and its Subsidiaries shall promptly pay and discharge all taxes and other charges imposed by any government authority upon such Subsidiary Guarantor or its Subsidiaries or their property as and when they become due.

         (e) General Business Operations. To the extent failure to do so could reasonably be expected to have a Material Adverse Effect, such Subsidiary Guarantor and its Subsidiaries shall (i) maintain its corporate existence and all rights, privileges and franchises necessary for the conduct of its business and (ii) comply with any material judgment, order, writ, decree, statute, rule or regulation applicable to such Person and any material mortgage, indenture, agreement, instrument or contract to which such Person is a party or by which it is bound.

5.       AUTHORIZATIONS, WAIVERS, ETC.
         -----------------------------

         (a) Authorizations. Each Subsidiary Guarantor authorizes Agent and Guarantors, in their discretion, without prior notice to such Subsidiary Guarantor, irrespective of any change in the financial condition of Borrower, such Subsidiary Guarantor, any other Subsidiary Guarantor or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of such Subsidiary Guarantor hereunder, from time to time to:

              (i) Create new Guaranteed Obligations and renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise amend or modify the Operative Documents or change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon; and

              (ii) Assign the Guaranteed Obligations, this Guaranty or the other Operative Documents in whole or in part to the extent provided in the Reimbursement Agreement and the other Operative Documents.

         (b) Authorizations. Each Subsidiary Guarantor authorizes Agent, in its discretion, without prior notice to such Subsidiary Guarantor, irrespective of any change in the financial condition of Borrower, such Subsidiary Guarantor, any other Subsidiary Guarantor or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of such Subsidiary Guarantor hereunder, from time to time to:

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              (i)  Take and hold security for the payment or performance of the
Guaranteed Obligations and exchange, enforce, waive or release any such security; apply such security and direct the order or manner of sale thereof; and purchase such security at public or private sale;

              (ii) Otherwise exercise any right or remedy they may have against Borrower, such Subsidiary Guarantor, any other Subsidiary Guarantor, any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; and

              (iii) Settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Guaranteed Obligations.

         (c) Waivers. To the extent permitted by applicable law, each Subsidiary Guarantor hereby waives:

              (i) Any right to require Agent and Guarantors to (A) proceed against Borrower, any other Subsidiary Guarantor or any other guarantor of the Guaranteed Obligations, (B) proceed against or exhaust any security received from Borrower, such Subsidiary Guarantor, any other Subsidiary Guarantor or any other guarantor of the Guaranteed Obligations or otherwise marshal the assets of Borrower, such Subsidiary Guarantor, any other Subsidiary Guarantor or any other guarantor of the Guaranteed Obligations or (C) pursue any other remedy in Agent's or Guarantors' power whatsoever;

              (ii) Any defense arising by reason of the application by Borrower of the proceeds of any borrowing;

              (iii) Any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Subsidiary Guarantor against Borrower, any other Subsidiary Guarantor, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by Agent to foreclose upon security by nonjudicial sale, or otherwise;

              (iv) Any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any of the Operative Documents);

              (v) Any defense based upon any law, rule or regulation which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

              (vi) Until all obligations of Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid, any right of subrogation, reimbursement, indemnification or contribution and other similar right to enforce any remedy which Agent or any Guarantor or any other Person now has or may hereafter have against Borrower on account of the Guaranteed Obligations, and any benefit of, and any right to participate in, any security now or hereafter received by Agent or any Guarantor or any other Person on account of the Guaranteed Obligations;

              (vii) All presentments, demands for performance, notices of nonperformance, notices delivered under the Operative Documents, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale;

              (viii) The benefit of any statute of limitations to the extent permitted by law;

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              (ix) Any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling;

              (x) Any right to be informed by Agent or any Guarantor of the financial condition of Borrower, any other Subsidiary Guarantor or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations;

              (xi) Until all obligations of Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid, any right to revoke this Guaranty;

              (xii) Any defense arising from an election for the application of
Section 1111(b)(2) of the United States Bankruptcy Code which applies to the Guaranteed Obligations;

              (xiii) Any defense based upon any borrowing or grant of a security interest under Section 364 of the United States Bankruptcy Code; and

              (xiv) Any right it may have to a fair value hearing to determine the size of a deficiency judgment following any foreclosure on any security for the Guaranteed Obligations.

Without limiting the scope of any of the foregoing provisions of this Section 5, to the extent permitted by applicable law, each Subsidiary Guarantor hereby further waives (A) all rights and defenses arising out of an election of remedies by Agent, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed such Subsidiary Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise, (B) all rights and defenses such Subsidiary Guarantor may have by reason of protection afforded to Borrower with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Guaranteed Obligations, including, without limitation,
Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and
(C) all other rights and defenses available to such Subsidiary Guarantor by reason of Sections 2787 to 2855, inclusive, Section 2899 or Section 3433 of the California Civil Code or Section 3605 of the California Commercial Code.

         (d) Financial Condition of Borrower, Etc. Each Subsidiary Guarantor is fully aware of the financial condition and affairs of Borrower. Each Subsidiary Guarantor has executed this Guaranty without reliance upon any representation, warranty, statement or information concerning Borrower furnished to such Subsidiary Guarantor by Agent or any Guarantor and has, independently and without reliance on Agent or any Guarantor and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations. Each Subsidiary Guarantor is in a position to obtain, and assumes full responsibility for obtaining, any additional information about the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations and will, independently and without reliance upon Agent or any Guarantor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action in connection with this Guaranty.

6. SUBORDINATION. Each Subsidiary Guarantor hereby subordinates any and all debts, liabilities and obligations owed to such Subsidiary Guarantor by Borrower or any Subsidiary of Borrower (the "Subordinated Obligations") to the Guaranteed Obligations as provided in this Section 6.

         (a) Prohibited Payments, Etc. Except during the existence of an Event of Default or any default by any Subsidiary Guarantor hereunder, each Subsidiary Guarantor and its Subsidiaries may receive regularly scheduled payments from

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Borrower on account of Subordinated Obligations. During the existence of any
Event of Default or any default by any Subsidiary Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), however, unless Agent otherwise requests, such Subsidiary Guarantor shall not, nor shall it permit any of its Subsidiaries to, demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

         (b) Prior Payment of Guaranteed Obligation. In any Insolvency Proceeding relating to Borrower, each Subsidiary Guarantor agrees that Agent and Guarantors shall be entitled to receive payment of all Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) before such Subsidiary Guarantor or any of its Subsidiaries receives payment of any Subordinated Obligations.

         (c) Turn-Over. During the existence of any Event of Default (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), each Subsidiary Guarantor and its Subsidiaries shall, if Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for Agent and deliver such payments to Agent on account of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Subsidiary Guarantor under the other provisions of this Guaranty.

         (d) Agent Authorization. During the existence of any Event of Default or any default by a Subsidiary Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Subsidiary Guarantor and its Subsidiaries, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses), and (ii) to require each Subsidiary Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to Agent for application to the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses).

7.       GENERAL PLEDGE; SETOFF.
         -----------------------

         (a) Pledge. In addition to all liens upon and rights of setoff against the property of any Subsidiary Guarantor given to Agent or any Guarantor by law or separate agreement to secure the liabilities of any Subsidiary Guarantor hereunder, to the extent permitted by law, each Subsidiary Guarantor hereby grants to Agent for the benefit of the Guarantors and itself, as security for such Subsidiary Guarantor's obligations hereunder, a security interest in all monies, securities and other property of such Subsidiary Guarantor now or hereafter in the possession of Agent or any Guarantor; and Agent shall have all rights and remedies of a secured party with respect to such property.

         (b) Setoff. In addition to any rights and remedies of Agent or Guarantors provided by law, Agent shall have the right, without prior notice to any Subsidiary Guarantor, any such notice being expressly waived by each Subsidiary Guarantor to the extent permitted by applicable law, during the existence of an Event of Default, to set-off and apply against the Guaranteed Obligations then due and payable any amount owing from Agent or any Guarantor to such Subsidiary Guarantor.

         (c) Nonwaiver. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Agent or by any failure to exercise such right of setoff or to enforce such security interest, or by any delay in so doing; and every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Agent.

8. CONTRIBUTION AMONG SUBSIDIARY GUARANTORS. The Subsidiary Guarantors desire to allocate among themselves, in a fair and equitable manner, their rights of contribution from each other when any payment is made by any Subsidiary Guarantor under this Guaranty. Accordingly, if any payment is made by any Subsidiary Guarantor under this Guaranty (a "Funding Subsidiary Guarantor"') that exceeds its Fair Share, the Funding Subsidiary Guarantor shall be entitled to a contribution from each other Subsidiary Guarantor in the amount of such other Subsidiary Guarantor's Fair Share Shortfall, so that all such contributions shall cause each Subsidiary Guarantor's Aggregate Guaranty Payments to equal its Fair Share. The amounts payable as contributions hereunder shall be determined by the Funding Subsidiary Guarantor as of the date on which the related payment or distribution is made by the Funding Subsidiary Guarantor, and such determination shall be binding on the other Subsidiary Guarantors absent manifest error. The allocation and right of contribution among the Subsidiary Guarantors set forth in this Section 8 shall not be construed to limit in any way the liability of any Subsidiary Guarantor under this Guaranty or the amount of the Guaranteed Obligations.

9.       MISCELLANEOUS.
         --------------

         (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon any Subsidiary Guarantor or Agent under this Guaranty or the other Operative Documents to which a Subsidiary Guarantor is a party shall be in writing and fixed, mailed or delivered, if to a Subsidiary Guarantor or Agent, at its respective facsimile number or address set forth below or in the respective Subsidiary Joinder for such Subsidiary Guarantor (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective
(i) when sent by overnight service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and
(iv) when faxed, upon confirmation of receipt.

         Subsidiary
         Guarantor:       DSLnet Communications Puerto Rico, Inc.
                          DSLnet Communications VA, Inc.
                          Tycho Networks, Inc.
                          Vector Networks, Inc.
                          c/o DSL.net, Inc.
                          545 Long Wharf Drive
                          5th Floor
                          New Haven, CT 06511
                          Attention:  General Counsel
                          Facsimile:  203-624-3612
                          Telephone:  203-772-1000

         Agent VANTAGEPOINT VENTURE PARTNERS III (Q), L.P., as Agent 101 Bayhill Drive, Suite 300
                          San Bruno, CA  94066
                          Attention:  Geoff Fletcher
                          Telephone:  650-866-3100
                          Facsimile:  650-869-3078

         (b) Payments. Each Subsidiary Guarantor shall make all payments required hereunder to Agent, or its order, at Agent's office located at the address set forth in Section 9(a) hereof, or at such other office as Agent may designate, on demand, in U.S. dollars. If any amounts required to be paid by a Subsidiary Guarantor under this Guaranty are not paid when due, such Subsidiary Guarantor shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to ten percent (10%).

         (c) Expenses. Each Subsidiary Guarantor shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent and Guarantors in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Guaranty and the preparation, execution and delivery of amendments and waivers hereunder and (ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent and Guarantors in connection with the enforcement or attempted enforcement of this Guaranty or any of the Guaranteed Obligations or in preserving any of Agent's and Guarantors' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Operative Documents or the Guaranteed Obligations or any bankruptcy or similar proceeding involving Subsidiary Guarantor, any other Subsidiary Guarantor, Borrower or any of their Affiliates).

         (d) Waivers, Amendments. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by each Subsidiary Guarantor and Required Guarantors. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given. No failure or delay on Agent's or any Guarantors' part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

         (e) Assignment. This Guaranty shall be binding upon and inure to the benefit of Agent, each Guarantor and the Subsidiary Guarantors and their respective successors and assigns; provided, however, that no Subsidiary Guarantor may assign or transfer any of its rights and obligations under this Guaranty without the prior written consent of Required Guarantors, and, provided, further, that Agent may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Reimbursement Agreement. All references in this Guaranty to any Person shall be deemed to include all permitted successors and assigns of such Person.

         (f) Cumulative Rights, etc. The rights, powers and remedies of Agent and Guarantors under this Guaranty shall be in addition to all rights, powers and remedies given to Agent and Guarantors by virtue of any applicable law, rule or regulation of any governmental authority, the Reimbursement Agreement, any other Operative Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's and Guarantors' rights hereunder. Each Subsidiary Guarantor waives any right to require Agent or Guarantors to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or Guarantors' power.

         (g) Payments Free of Taxes, Etc. All payments made by each Subsidiary Guarantor under this Guaranty shall be made by each Subsidiary Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, each Subsidiary Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Guaranty. If any taxes, levies, charges or other amounts are required to be withheld from any amounts payable to Agent, hereunder, the amounts so payable to Agent shall be increased to the extent necessary to yield to Agent (after payment of all such amounts) any such amounts payable hereunder in the amounts, specified in this Guaranty. Upon reasonable request by Agent, each Subsidiary Guarantor shall furnish evidence satisfactory to Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

         (h) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         (i) Joint and Several Obligation. The obligations of the Subsidiary Guarantors under this Guaranty are joint and several obligations of each Subsidiary Guarantor and may be freely enforced against each Subsidiary Guarantor, for the full amount of the Guaranteed Obligations, without regard to whether enforcement is sought or available against any other Subsidiary Guarantor.

         (j) Governing Law. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO ITS CHOICE OF LAWS PROVISIONS).

         (k) Jury Trial. EACH SUBSIDIARY GUARANTOR, AGENT AND EACH GUARANTOR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.

         (l) Limitation of Liability. NO CLAIM MAY BE MADE BY ANY SUBSIDIARY GUARANTOR AGAINST AGENT OR ANY GUARANTOR OR THE MEMBERS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES OR ATTORNEYS OF AGENT OR ANY GUARANTOR FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (WHETHER BASED UPON ANY BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Guaranty to be executed as of the day and year first above written.




                                    DSLNET COMMUNICATIONS PUERTO RICO, INC.

                                    By:           /s/ David F. Struwas
                                        -------------------------------------
                                        Name:     David F. Struwas
                                            ---------------------------------
                                        Title:    President
                                               ------------------------------




                                    DSLNET COMMUNICATIONS VA, INC.

                                    By:           /s/ David F. Struwas
                                        -------------------------------------
                                        Name:     David F. Struwas
                                             --------------------------------
                                        Title:    President
                                              -------------------------------




                                    TYCHO NETWORKS, INC.

                                    By:           /s/ David F. Struwas
                                        -------------------------------------
                                        Name:     David F. Struwas
                                             --------------------------------
                                        Title:    President
                                              -------------------------------




                                    VECTOR INTERNET SERVICES, INC.

                                    By:           /s/ David F. Struwas
                                        -------------------------------------
                                        Name:     David F. Struwas
                                             --------------------------------
                                        Title:    President
                                              -------------------------------




                      Signature Page to Subsidiary Guaranty

                               DISCLOSURE SCHEDULE
                               -------------------


None.

                                  ATTACHMENT 1
                                  ------------

                               SUBSIDIARY JOINDER
                               ------------------


         THIS SUBSIDIARY JOINDER (this "Agreement"), dated as of __________, ____, is executed by [NEW SUBSIDIARY], a ___________ [corporation] [partnership] [etc.] ("New Subsidiary"), in favor of VANTAGEPOINT VENTURE PARTNERS III (Q), L.P. as administrative agent for itself and the other Guarantors which are or may become parties to the Reimbursement Agreement (the "Agent").

                                    RECITALS
                                    --------

         A. Reference is made to that certain Revolving Credit and Term Loan Agreement, dated as of ________, 2002 (the "CREDIT AGREEMENT"), by and between Fleet National Bank ("LENDER") and DSL.net, Inc. ("BORROWER").

         B. Each Guarantor has entered into a Guaranty, dated as of ________, 2002 (the "CREDIT GUARANTY"), to guaranty certain of the obligations of Borrower under the Credit Agreement.

         C. In order to induce Guarantors to enter into the Credit Guaranty, (i) Borrower entered into a Reimbursement Agreement, dated as of ________, 2002 (the "REIMBURSEMENT AGREEMENT") with Agent and Guarantors, (ii) certain of Borrower's subsidiaries ("SUBSIDIARY GUARANTORS") entered into a Subsidiary Guaranty, dated as of __________, 2002 (the "GUARANTY"), to guaranty Borrower's obligations to Agent and Guarantors under the Reimbursement Agreement and (iii) Borrower and Subsidiary Guarantors entered into a Security Agreement, dated as of _______, 2002 (the "SECURITY AGREEMENT"), to secure their respective obligations under the Reimbursement Agreement and the Guaranty.

         D. New Subsidiary is a [new] Subsidiary of Borrower and expects to derive substantial direct and indirect benefit from the transactions contemplated by the Reimbursement Agreement.



                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, New Subsidiary hereby agrees with Agent and each Guarantor, as follows:

         1. DEFINITIONS AND INTERPRETATION. Unless otherwise defined herein, all capitalized terms used herein and defined in the Guaranty shall have the respective meanings given to those terms in the Guaranty. New Subsidiary acknowledges receipt of copies of the Guaranty, the Security Agreement, the Credit Agreement and the other Operative Documents.

         2. REPRESENTATIONS AND WARRANTIES. On and as of the date of this Agreement (the "Effective Date") and for the benefit of Agent, New Subsidiary hereby makes each of the representations and warranties made by each Subsidiary Guarantor in the Guaranty.

         3. AGREEMENT TO BE BOUND. New Subsidiary agrees that, on and as of the Effective Date, it shall become a Subsidiary Guarantor under the Guaranty and a Grantor (as such term is defined in the Security Agreement) under the Security Agreement and shall be bound by all the provisions of the Guaranty and the Security Agreement to the same extent as if New Subsidiary had executed the Guaranty and the Security Agreement on the Closing Date.

         4. WAIVER. Without limiting the generality of the waivers in the Guaranty, New Subsidiary specifically agrees to be bound by the Guaranty and the Security Agreement and waives any right to notice of acceptance of its execution of this Agreement and of its agreement to be bound by the Guaranty and the Security Agreement.

         5. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, New Subsidiary has caused this Agreement to be executed by its duly authorized officer.

                                             [NEW SUBSIDIARY]

                                             By:  ______________________________

                                                  Name:_________________________

                                                  Title:________________________

         Address:

         [_____________________________]

         [_____________________________]

         [_____________________________]


         Attn:
              __________________________
         Telephone:
                   _____________________
         Facsimile:
                   _____________________